EXECUTION VERSION

Exhibit 10.36

THIRD AMENDMENT TO LEASE AND ACCESS AGREEMENT
(EL DORADO)
This Third Amendment to Lease and Access Agreement (El Dorado) (this “Third Amendment”) is executed to be effective as of January 7, 2014 (the “Effective Date”), between FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company (“Lessor”), and EL DORADO LOGISTICS LLC, a Delaware limited liability company (“Lessee”).
RECITALS:
A.    Lessor and Lessee are parties to that certain Lease and Access Agreement (El Dorado) dated effective as of November 1, 2011 (the “Original Lease”). The Original Lease, as amended by that certain First Amendment to Lease and Access Agreement (El Dorado) dated effective as of August 15, 2012 (the “First Amendment”) and by that certain Second Amendment to Lease and Access Agreement (El Dorado) dated effective as of December 5, 2012 (the “Second Amendment”), is referred to herein as the “Amended Lease”. Capitalized terms used but not defined in this Third Amendment shall have the meanings given to such terms in the Amended Lease.
B.    Pursuant to the Amended Lease, Lessee is currently leasing from Lessor the Premises underlying the Relevant Assets within the Refinery Site.
C.    Lessee has constructed or is constructing an additional storage tank located within the Refinery Site having a tank identification number of 647 (“Tank 647”).
D.    Lessor and Lessee now desire to amend the Amended Lease to, among other matters more particularly set forth herein, to (i) add Tank 647 to the Relevant Assets, and (ii) add the land underlying Tank 647, as more particularly described in Exhibit A attached hereto (the “Tank 647 Land”), to the Premises.
AGREEMENTS:
For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:
1.Definitions. Notwithstanding anything in the Amended Lease to the contrary, from and after the Effective Date, the following defined terms shall have the meanings set forth below:
1.1    “Lease” means the Amended Lease, as amended by this Third Amendment and as it may be further amended, restated or otherwise modified from and after the Effective Date.
1.2    “Throughput Agreement” means the Second Amended and Restated Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado), dated as of the Effective Date hereof, by and between Lessor and Lessee, as it may be amended, restated or otherwise modified from time to time.
2.    Addition of Tank 647 to the Relevant Assets. Tank 647 is hereby added to the Relevant Assets under the Amended Lease, as amended by this Third Amendment. From and after the Effective Date, all references in the Amended Lease, as amended by this Third Amendment, to the Relevant Assets shall be deemed to include Tank 647.
3.    Addition of Tank 647 Land to the Premises. The Tank 647 Land is hereby added to the Premises under the Amended Lease, as amended by this Third Amendment. From and after the Effective Date, all references in the Amended Lease, as amended by this Third Amendment, to the Premises shall be deemed to include the Tank 647 Land.
4.    Amendment to Memorandum of Lease. Concurrently with the execution of this Third Amendment, the Parties shall execute, acknowledge, deliver and record the Third Amendment to Memorandum of Lease (the “Memorandum Third Amendment”) attached to this Third Amendment as Exhibit B. All rights and obligations of the Parties set forth in Section 11.13 of the Original Lease with respect to or otherwise in connection with the Lessee Release shall be applicable to the Memorandum Third Amendment, and are incorporated into this Third Amendment by this reference as if fully set forth herein.
5.    Ratification. Each of Lessor and Lessee hereby ratifies and confirms its obligations under the Amended Lease, as amended hereby, and represents and warrants to the other Party that it has no defenses thereto.
6.    Binding Effect; Governing Law. Except as modified hereby, the Amended Lease shall remain in full effect and this Third Amendment shall be binding upon Lessor and Lessee and their respective successors, sublessees and assigns. Nothing in this Section 6 shall be construed to waive the conditions contained in the Amended Lease applicable to assignment or subletting of the Premises by the Parties. If any inconsistency exists or arises between the terms of this Third Amendment and the terms of the Amended Lease, the terms of this Third Amendment shall prevail. This Third Amendment shall be governed by the laws of the State of Kansas.
7.    Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.
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The Parties have executed this Third Amendment to be effective as of the Effective Date.

LANDLORD:	LESSOR: FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company

By: /s/ Michael C. Jennings
Michael C. Jennings,
Chief Executive Officer and President

TENANT:	LESSEE: EL DORADO LOGISTICS LLC, a Delaware limited liability company

By: /s/ Bruce R. Shaw
Bruce R. Shaw,
President

Exhibit A

TANK 647 LAND
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 869.29 feet;

THENCE South 03°51'33" East a distance of 264.28 feet;

THENCE South 44°13'56" West a distance of 107.82 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 414.78 feet;

THENCE South 02°12'14" East a distance of 242.38 feet;

THENCE South 44°22'24" West a distance of 131.44 feet;

THENCE South 87°40'25" West a distance of 332.81 feet;

THENCE North 00°03'30" East a distance of 349.66 feet to the POINT OF BEGINNING.

Said tract of land containing 139,420 square feet or 3.2006 acres, more or less.

EXHIBIT B

MEMORANDUM THIRD AMENDMENT
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THIRD AMENDMENT TO MEMORANDUM OF LEASE
THIS THIRD AMENDMENT TO MEMORANDUM OF LEASE (this “Third Amendment”) is made and entered into to be effective as of 12:01 a.m. Dallas, Texas time on January 7, 2014 (the “Effective Date”), by and between FRONTIER EL DORADO REFINING LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 2828 N. Harwood, Suite 1300, Dallas, Texas 75201 (“Lessor”), and EL DORADO LOGISTICS LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 2828 N. Harwood, Suite 1300, Dallas, Texas 75201 (“Lessee”).
RECITALS
A.Lessor and Lessee are parties to that certain Lease and Access Agreement dated effective as of November 1, 2011 (the “Original Ground Lease), pursuant to which Lessee leases from Lessor the Premises located in Butler County, Kansas.
B.    The Original Ground Lease was evidenced by that certain Memorandum of Lease, dated effective as of November 1, 2011, recorded in the real property records of Butler County, Kansas in Book 2013, Page 4797 (the “Original Memorandum”).
C.    Lessor and Lessee amended the Original Ground Lease pursuant to that certain First Amendment to Lease and Access Agreement dated effective as of August 15, 2012 (the “Ground Lease First Amendment”; the Original Ground Lease, as amended by the Ground Lease First Amendment, is referred to herein as the “First Amended Ground Lease”).
D.    The Ground Lease First Amendment was evidenced by that certain First Amendment to Memorandum of Lease dated effective as of August 15, 2012, recorded (or to be recorded) in the real property records of Butler County, Kansas (the “Memorandum First Amendment”; the Original Memorandum, as amended by the Memorandum First Amendment, is referred to herein as the “First Amended Memorandum”).
E.    Lessor and Lessee amended the First Amended Ground Lease pursuant to that certain Second Amendment to Lease and Access Agreement dated effective as of December 5, 2012 (the “Ground Lease Second Amendment”; the First Amended Ground Lease, as amended by the Ground Lease Second Amendment, is referred to herein as the “Second Amended Ground Lease”).
F.    The Ground Lease Second Amendment was evidenced by that certain Second Amendment to Memorandum of Lease dated effective as of December 5, 2012, recorded (or to be recorded) in the real property records of Butler County, Kansas (the “Memorandum Second Amendment”; the First Amended Memorandum, as amended by the Memorandum Second Amendment, is referred to herein as the “Second Amended Memorandum”).
G.    Lessor and Lessee amended the Second Amended Ground Lease pursuant to that certain Third Amendment to Lease And Access Agreement dated effective as of the Effective Date (the “Ground Lease Third Amendment”; the Second Amended Ground Lease, as amended by the Ground Lease Third Amendment, is referred to herein as the “Third Amended Ground Lease”).
H.    Lessor and Lessee now desire to amend the Second Amended Memorandum to provide record notice of the Ground Lease Third Amendment and certain of the terms thereof. Capitalized terms which are used but not defined herein shall have the meanings given to them in the Second Amended Memorandum.
NOW, THEREFORE, Lessor and Lessee do hereby give public notice as follows:
1.    Ground Lease. Notwithstanding anything in the Second Amended Memorandum to the contrary, from and after the Effective Date the definition of Ground Lease shall be as follows:
“Ground Lease” means the Third Amended Ground Lease, as it may be further amended, restated or otherwise modified from time to time.
2.    Memorandum. Notwithstanding anything in the Second Amended Memorandum to the contrary, from and after the Effective Date the definition of Memorandum shall be as follows:
“Memorandum” means the Second Amended Memorandum, as amended by this Third Amendment, and as it may be further amended, restated or otherwise modified from time to time.
3.    Tank 647. Lessee has constructed or is constructing Tank 647 (as defined in the Third Amended Ground Lease) upon the portion of Lessor’s Property more particularly described in Exhibit A attached hereto (the “Tank 647 Land”). Accordingly, as of the Effective Date, (a) Tank 647 is and shall be added to and included within the definition of the Relevant Assets under the Second Amended Memorandum, as amended by this Third Amendment, and (b) the Tank 647 Land is and shall be added to and included within the definition of the Premises under the Second Amended Memorandum, as amended by this Third Amendment.
4.    Confirmation of Memorandum. Each of Lessor and Lessee hereby ratifies and confirms the Second Amended Memorandum, as amended hereby, and represents and warrants to the other party that it has no defenses thereto.
5.    Ground Lease Governs. The Second Amended Memorandum and this Third Amendment have been executed and recorded as notice of the Ground Lease in lieu of recording the Ground Lease itself. Lessor and Lessee intend that the Memorandum be only a memorandum of the Ground Lease, and reference is hereby made to the Ground Lease itself for all of the terms, covenants and conditions thereof. Lessor and Lessee hereby covenant and agree that the Memorandum is and shall be subject to the terms and conditions more particularly set forth in the Ground Lease. The Memorandum is not intended to modify, limit or otherwise alter the terms, conditions and provisions of the Ground Lease. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of the Memorandum and the terms and provisions of the Ground Lease, the terms and provisions of the Ground Lease shall govern, control and prevail.
IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed as of the dates set forth in their respective acknowledgments below, to be effective as of the Effective Date.

LESSOR: FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company By: Name: Title:
LESSEE: EL DORADO LOGISTICS LLC, a Delaware limited liability company By: Name: Title:

STATE OF TEXAS        §

                §

COUNTY OF DALLAS    §

This instrument was acknowledged before me on January __, 2014, by ____________________, ____________________ of FRONTIER EL DORADO REFINING LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas

STATE OF TEXAS        §

        §

COUNTY OF DALLAS        §
This instrument was acknowledged before me on January __, 2014, by ____________________, ____________________ of EL DORADO LOGISTICS LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public, State of Texas
EXHIBIT A

TANK 647 LAND
A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24'26" West, along the north line of said Southwest Quarter, a distance of 869.29 feet;

THENCE South 03°51'33" East a distance of 264.28 feet;

THENCE South 44°13'56" West a distance of 107.82 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 414.78 feet;

THENCE South 02°12'14" East a distance of 242.38 feet;

THENCE South 44°22'24" West a distance of 131.44 feet;

THENCE South 87°40'25" West a distance of 332.81 feet;

THENCE North 00°03'30" East a distance of 349.66 feet to the POINT OF BEGINNING.

Said tract of land containing 139,420 square feet or 3.2006 acres, more or less.

THIRD AMENDMENT TO MEMORANDUM OF LEASE

Effective Date: January 7, 2014

THIRD AMENDMENT TO MEMORANDUM OF LEASE
BETWEEN
FRONTIER EL DORADO REFINING LLC,
AS LESSOR
AND
EL DORADO LOGISTICS LLC,
AS LESSEE
Record and return to:
HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: Denise C. McWatters
Telecopy: 214.242.5063

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